SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 29, 2003

Key Consumer Receivables LLC (as Depositor) under an Amended and Restated Trust Agreement dated as of August 1, 2003; and

Key Bank USA, National Association (as a Seller and as Master Servicer) under a Sale and Servicing Agreement dated as of August 1, 2003 in connection with the issuance of KeyCorp Student Loan Trust 2003-A Asset Backed Notes.

Key Consumer Receivables LLC
Key Bank USA, National Association
(Exact name of Registrant as specified in its charter)

United States

333-62624-04

34-1938746

(State or other jurisdiction of

34-1804148

incorporation)

(Commission

(IRS Employer

File Number)

ID Numbers)

Key Tower, 127 Public Square, Cleveland, Ohio

44114

(Address of principal executive offices)

(Zip Code)

Registrants’ Telephone Number,

including area code:

(216) 828-8122

(216) 689-6300

N/A

(Former name or former address, if changed since last report)

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

Exhibit No.	Description of Exhibit
4.1	Indenture, between KeyCorp Student Loan Trust 2003-A (the “Trust”) and JPMorgan Chase Bank (the “Indenture Trustee”), dated as of August 1, 2003.
4.2	Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and Bank One, National Association (the “Eligible Lender Trustee”), dated as of August 1, 2003.
4.3

Sale and Servicing Agreement, among Key Consumer Receivables LLC (the “Depositor”) Key Bank USA, National Association (the “Master Servicer” and the “Administrator”) the Trust and the Eligible Lender Trustee, dated as of August 1, 2003.

4.4

Insurance Agreement, among MBIA Insurance Corporation as Insurer, Key Bank USA, National Association (as Master Servicer, Seller and Administrator), the Depositor, the Trust, the Eligible Lender Trustee and the Indenture Trustee, dated as of August 1, 2003.

4.5

Student Loan Transfer Agreement between Key Bank USA, National Association (as Seller), Key Consumer Receivables LLC (as Purchaser) and Bank One, National Association (as Depositor Eligible Lender Trustee), dated August 1, 2003.

4.6

Interest Rate Swap Agreements between the Trust and Key Bank USA, National Association, as the Swap Counterparty, as documented on a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated August 14, 2003.

4.7

Cap Agreements between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated August 14, 2003.

4.8

Basis Risk Cap Agreements (Group I) between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated August 14, 2003.

4.9

Basis Risk Cap Agreements (Group II) between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated August 14, 2003.

4.10

Put Option Agreements, among KeyBank National Association (as Put Option Provider) the Trust, the Depositor, the Indenture Trustee and Key Bank USA, National Association (as Calculation Agent), dated August 14, 2003.

4.11	Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of August 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By:/s/ Craig T. Platt

Name:

Craig T. Platt

Title:

President

KEY BANK USA, NATIONAL ASSOCIATION

By: /s/ Craig T. Platt

Name:

Craig T. Platt

Title:

Senior Vice President

Dated:  August 29, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Indenture, between KeyCorp Student Loan Trust 2003-A (the “Trust”) and JPMorgan Chase Bank (the “Indenture Trustee”), dated as of August 1, 2003.
4.2	Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and Bank One, National Association (the “Eligible Lender Trustee”), dated as of August 1, 2003.
4.3

Sale and Servicing Agreement, among Key Consumer Receivables LLC (the “Depositor”) Key Bank USA, National Association (the “Master Servicer” and the “Administrator”) the Trust and the Eligible Lender Trustee, dated as of August 1, 2003.

4.4

Insurance Agreement, among MBIA Insurance Corporation as Insurer, Key Bank USA, National Association (as Master Servicer, Seller and Administrator), the Depositor, the Trust, the Eligible Lender Trustee and the Indenture Trustee, dated as of August 1, 2003.

4.5

Student Loan Transfer Agreement between Key Bank USA, National Association (as Seller), Key Consumer Receivables LLC (as Purchaser) and Bank One, National Association (as Depositor Eligible Lender Trustee), dated August 1, 2003.

4.6

Interest Rate Swap Agreements between the Trust and Key Bank USA, National Association, as the Swap Counterparty, as documented on a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated August 14, 2003.

4.7

Cap Agreements between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated August 14, 2003.

4.8

Basis Risk Cap Agreements (Group I) between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated August 14, 2003.

4.9

Basis Risk Cap Agreements (Group II) between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated August 14, 2003.

4.10

Put Option Agreements, among KeyBank National Association (as Put Option Provider) the Trust, the Depositor, the Indenture Trustee and Key Bank USA, National Association (as Calculation Agent), dated August 14, 2003.

4.11	Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of August 1, 2003.